UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2005


                             Headwaters Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-27808                    87-0547337
----------------------------      -------------           ----------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)           Identification Number)


           10653 South River Front Parkway, Suite 300
                       South Jordan, UT                     84095
           ----------------------------------------      -----------
           (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01: Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

       On March 21, 2005, Headwaters announced that it plans to list its common stock on the New York Stock Exchange (NYSE). Headwaters anticipates its shares will begin trading on the NYSE on April 6, 2005, under the new symbol "HW." Until that time, Headwaters' shares will continue to trade on the Nasdaq National Market under the symbol "HDWR." The press release is filed herewith as exhibit 99.1.


Item 9.01: Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1 - Press release announcing Headwaters' listing of its common stock on the New York Stock Exchange.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 21, 2005                            HEADWATERS INCORPORATED
                                               (Registrant)


                                               By: /s/ Kirk A. Benson
                                                  ------------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

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